EXHIBIT 1.1

[            ] Shares

CABELA’S INCORPORATED

Class A Common Stock, $0.01 par value per share

UNDERWRITING AGREEMENT

[            ], 2004

CREDIT SUISSE FIRST BOSTON LLC

J.P. MORGAN SECURITIES INC.

WACHOVIA CAPITAL MARKETS, LLC

STEPHENS INC.

WILLIAM BLAIR & COMPANY, L.L.C.

As Representatives of the Several Underwriters,

c/o Credit Suisse First Boston LLC,

Eleven Madison Avenue,

New York, N.Y. 10010-3629

c/o J.P. Morgan Securities Inc.,

277 Park Avenue,

New York, N.Y. 10172

Dear Sirs:

1. Introductory. Cabela’s Incorporated, a Delaware corporation (the “Company”), subject to the terms and conditions contained herein, proposes to issue and sell [            ] shares of its Class A Common Stock, $0.01 par value per share (the “Securities”) and the stockholders listed in Schedule A hereto (the “Selling Stockholders”), subject to the terms and conditions contained herein, propose severally to sell an aggregate of [            ] outstanding shares of the Securities (such [            ] shares of Securities being hereinafter referred to as the “Firm Securities”). Certain of the Selling Stockholders also, subject to the terms and conditions contained herein, propose to sell severally to the Underwriters, at the option of the Underwriters, an aggregate of not more than [            ] additional outstanding shares of the Securities, as set forth below (such [            ] additional shares being hereinafter referred to as the “Optional Securities”). The Firm Securities and the Optional Securities are herein collectively called the “Offered Securities”. As part of the offering contemplated by this Agreement, Credit Suisse First Boston LLC (the “Designated Underwriter”) has agreed to reserve out of the Firm Securities purchased by it under this Agreement, up to [            ] shares, for sale to certain of the Company’s directors, officers, employees and other parties associated with the Company (collectively, the “Participants”), as set forth in the Prospectus (as hereinafter defined) under the heading “Underwriting” (the “Directed Share Program”). The Firm Securities to be sold by the Designated Underwriter pursuant to the Directed Share Program (the “Directed Shares”) will be sold by the Designated Underwriter pursuant to this Agreement at the public offering price. Any Directed Shares not subscribed for by the end of the business day on which this Agreement is executed will be offered to the public by the Underwriters as set forth in the Prospectus. The Company and the Selling Stockholders hereby agree, severally and not jointly, with the several Underwriters named in Schedule B hereto (the “Underwriters”) as follows:

2. Representations and Warranties of the Company and the Selling Stockholders. (a) The Company represents and warrants to, and agrees with, the several Underwriters that:

(i) A registration statement (No. 333-113835) relating to the Offered Securities, including a form of prospectus, has been filed with the Securities and Exchange Commission (the

“Commission”) and either (A) has been declared effective under the Securities Act of 1933 (the “Act”) and is not proposed to be amended or (B) is proposed to be amended by amendment or post-effective amendment. If such registration statement (the “initial registration statement”) has been declared effective, either (A) an additional registration statement (the “additional registration statement”) relating to the Offered Securities may have been filed with the Commission pursuant to Rule 462(b) (“Rule 462(b)”) under the Act and, if so filed, has become effective upon filing pursuant to such Rule and the Offered Securities all have been duly registered under the Act pursuant to the initial registration statement and, if applicable, the additional registration statement or (B) such an additional registration statement is proposed to be filed with the Commission pursuant to Rule 462(b) and will become effective upon filing pursuant to such Rule and upon such filing the Offered Securities will all have been duly registered under the Act pursuant to the initial registration statement and such additional registration statement. If the Company does not propose to amend the initial registration statement or if an additional registration statement has been filed and the Company does not propose to amend it, and if any post-effective amendment to either such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) (“Rule 462(c)”) under the Act or, in the case of the additional registration statement, Rule 462(b). For purposes of this Agreement, “Effective Time” with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means (A) if the Company has advised the Representatives that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or (B) if the Company has advised the Representatives that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional registration statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised the Representatives that it proposes to file one, “Effective Time” with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). “Effective Date” with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all information contained in the additional registration statement (if any) and deemed to be a part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) (“Rule 430A(b)”) under the Act, is hereinafter referred to as the “Initial Registration Statement”. The additional registration statement, as amended at its Effective Time, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the “Additional Registration Statement”. The Initial Registration Statement and the Additional Registration Statement are hereinafter referred to collectively as the “Registration Statements” and individually as a “Registration Statement”. The form of prospectus relating to the Offered Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) (“Rule 424(b)”) under the Act or (if no such filing is required) as included in a Registration Statement, is hereinafter referred to as the “Prospectus”. No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

(ii) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission (the “Rules and Regulations”) and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed or will conform, in all material respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus only, in the light of the circumstances under which they were made) not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus only, in the light of the circumstances under which they were made) not misleading, and no Additional Registration Statement has been or will be filed. The two preceding sentences do not apply to statements in or omissions from a Registration Statement or the Prospectus based upon written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(c) hereof.

(iii) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all of the jurisdictions set forth opposite its name on Schedule C hereto, which constitute all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, have a material adverse effect on the condition (financial or other), business, properties or results of operations or prospects of the Company and its subsidiaries taken as a whole or on the performance of this agreement by the Company (a “Material Adverse Effect”).

(iv) Schedule C hereto sets forth a list of all subsidiaries of the Company, the type and jurisdiction of incorporation or organization of each subsidiary and the Company’s direct or indirect percentage equity ownership of each subsidiary.

(v) Each subsidiary of the Company that is a corporation (each, a “Corporate Subsidiary”) has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus; and each Corporate Subsidiary is duly qualified to do business as a foreign corporation in good standing in all of the jurisdictions set forth opposite such Corporate Subsidiary’s name on Schedule C hereto, which constitute all other jurisdictions in which such Corporate Subsidiary’s ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, have a Material Adverse Effect; all of the issued and outstanding capital stock of each Corporate Subsidiary has been duly authorized and validly issued and is fully paid and nonassessable; and, except as disclosed in the Prospectus, the capital stock of each Corporate Subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects.

(vi) Each subsidiary of the Company that is a limited liability company (each, an “LLC Subsidiary”) has been duly organized and is an existing limited liability company in good standing under the laws of the jurisdiction of its organization, with limited liability company power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus; and each LLC Subsidiary is duly qualified to do business as a foreign limited liability company in good standing in all of the jurisdictions set forth opposite such LLC Subsidiary’s name on Schedule C hereto, which constitute all other jurisdictions in which such LLC Subsidiary’s ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, have a Material Adverse Effect; the capital contributions with respect to the outstanding membership interests that are required to have been made for each LLC Subsidiary have been made to the LLC Subsidiary; all of the issued and outstanding membership interests of each LLC Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable and, except as disclosed in the Prospectus, the membership interests of each LLC Subsidiary owned by the Company, directly or indirectly, are owned free from liens, encumbrances and defects. Each operating agreement pursuant to which the Company owns a membership interest, directly or indirectly, is in full force and effect and constitutes the legal, valid and binding agreement of the Company and its subsidiaries that are parties thereto and, to the best knowledge of the Company, the other parties thereto, enforceable against such parties in accordance with the terms thereof, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles. There has been no material breach of or default under, and no event which with notice or lapse of time would constitute a material breach of or default under, such operating agreements by the Company or any other subsidiaries or, to the best knowledge of the Company, any other party to such agreements.

(vii) The Offered Securities and all other outstanding shares of capital stock of the Company have been duly authorized; all outstanding shares of capital stock of the Company are, and, when the Offered Securities to be issued and sold by the Company have been delivered and paid for in accordance with this Agreement on each Closing Date (as hereinafter defined), such Offered Securities will have been, validly issued, fully paid and nonassessable and will conform in all material respects to the description thereof contained in the Prospectus; and the stockholders of the Company have no preemptive rights with respect to the Securities or such other capital stock. In addition, prior to the date hereof, the Company has duly effected and completed a stock dividend that resulted in a 3.67 for 1 forward stock split of the Securities and its Class B Common Stock, par value $0.01 per share, as disclosed in the Prospectus.

(viii) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with the transactions contemplated by this Agreement.

(ix) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to a Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

(x) The Securities and the Offered Securities have been approved for listing, subject to notice of issuance, on the New York Stock Exchange.

(xi) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by the Company for the consummation of the transactions contemplated by this Agreement in connection with the issuance and sale of the Offered Securities, except such as have been obtained and made under the Act and such as may be required under state securities laws or the bylaws or rules and regulations of the National Association of Securities Dealers, Inc. (the “NASD”).

(xii) This Agreement has been duly authorized, executed and delivered by the Company.

(xiii) The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated by this Agreement will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order, including, without limitation, any Banking Laws (as hereinafter defined), of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their respective properties or any agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the respective properties of the Company or any such subsidiary is subject, or the charter, by-laws or other organizational documents of the Company or any such subsidiary, or result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company or any of its subsidiaries. The Company has full power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement.

(xiv) Neither the Company nor any of its subsidiaries is in breach or violation of any of the terms and provisions of (i) any statute, any rule, regulation or order, including, without limitation, any Banking Laws, of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their respective properties, (ii) any agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the respective properties of the Company or any such subsidiary is subject or (iii) the charter, by-laws or other organizational documents of the Company or any such subsidiary, except, in the case of clauses (i) and (ii) for any breach or violation which would not, individually or in the aggregate, have a Material Adverse Effect, and no event of default or event that, but for the giving of notice or the lapse of time or both, would constitute an event of default exists, or upon consummation of the transactions contemplated by this Agreement, including, without limitation, the use of proceeds from the sale of the Offered Securities in the manner contemplated by the description under the caption “Use of Proceeds” contained in the Prospectus will exist, under any indenture, mortgage, loan or credit agreement, note, lease, permit, license or other agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the respective properties of the Company or any such subsidiary is subject, except for any such events of default or events which would not, individually or in the aggregate, have a Material Adverse Effect. There are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statements or the Prospectus or to be filed as exhibits to the Registration Statements that are not described or filed as required.

(xv) Except as disclosed in the Prospectus, the Company and its subsidiaries have good and marketable title to all real properties and all other material properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and except as disclosed in the Prospectus, the Company and its subsidiaries hold any material leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them.

(xvi) The Company and its subsidiaries possess all material certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or any of its subsidiaries, would, individually or in the aggregate, have a Material Adverse Effect.

(xvii) The Company and its subsidiaries exclusively own, or have licensed or can license on reasonable terms, the right to use all trademarks, trade names and copyrights, and the rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property and proprietary rights (collectively, “intellectual property rights”) necessary to conduct the business now operated by them (collectively, the “Company Rights”). Except as would not have a Material Adverse Effect, the Company and its subsidiaries have not infringed or violated, and are not infringing or violating, the intellectual property rights of any third party. Neither the Company nor any of its subsidiaries has received any notice of or inquiry as to any claimed infringement of or conflict with asserted rights of any third party, or any notice of or inquiry as to enforceability or validity, with respect to any Company Rights, and they are unaware of any basis for any such claims. The Company and its subsidiaries are not aware that any of the Company Rights are being infringed or violated by any third party.

(xviii) Except as would not, individually or in the aggregate, have a Material Adverse Effect (A) the properties, assets and operations of the Company and its subsidiaries are in compliance with, and hold any and all permits, authorizations and approvals required under, all applicable federal, state, local and foreign environmental laws, rules and regulations, orders, decrees, judgments, permits, licenses, other binding requirements, or common law, relating to or addressing the environment or the health and safety of humans or other living organisms, and to the protection, clean-up, or restoration of the natural environment and activities or conditions related thereto, including, without limitation, those relating to the production, extraction, processing, manufacturing, generation, handling, disposal, transportation or release of hazardous materials (collectively, “Environmental Laws”), (B) with respect to such properties, assets and operations (including any previously owned, leased or operated properties, assets or operations with respect to such prior period of ownership or operation), there are no past, present or, to the knowledge of the Company, reasonably anticipated future events, conditions, circumstances, activities, practices, incidents, actions or plans of the Company or any of its subsidiaries that may interfere with or prevent compliance or continued compliance by the Company and its subsidiaries with applicable Environmental Laws and (C) neither the Company nor any of its subsidiaries is, to the knowledge of the Company, the subject of any investigation, and neither the Company nor any of its subsidiaries has received any notice or claim (or is aware of any facts that would be expected to result in any such claim), nor bound by an judgment, decree or order, nor entered into any negotiations or agreements with any third party, relating to any liability or potential liability or remedial action or potential remedial action under Environmental Laws, nor are there any pending or threatened, or, to the knowledge of the Company, reasonably anticipated actions, suits or proceedings against or affecting the Company, any of its subsidiaries or their properties, assets or operations in connection with any such Environmental Laws. The term “hazardous materials” shall mean any material (including, without limitation, pollutants, contaminants, hazardous or toxic substances, or wastes) that are regulated by or form the basis for liability under any applicable Environmental Laws.

(xix) (A) Except as would not, individually or in the aggregate have a Material Adverse Effect, each employee benefit plan, policy or agreement, including, without limitation, any “employee benefit plan” as such term is defined under Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), which is sponsored, maintained or contributed to or required to be contributed to by the Company or any of its subsidiaries (collectively, the “Company Benefit Plans”), has been operated and administered in all respects in accordance with its terms and applicable laws, including but not limited to ERISA and the Internal

Revenue Code of 1986, as amended (the “Code”). Each of the Company Benefit Plans that is intended to be “qualified” within the meaning of Section 401(a) of the Code is so qualified and the trusts maintained thereunder are exempt from tax under Section 501(a) of the Code.

(B) Neither the Company nor any person or entity that, together with the Company, is treated as a single employer under Section 414(b), (c), (m) or (o) of the Code (a “Commonly Controlled Entity”) has maintained, contributed or been obligated to contribute to (i) any plan that is subject to Title IV of ERISA or Section 412 of the Code or (ii) a “multiemployer plan” as defined in Section 3(37) of ERISA.

(C) None of the Company, any of its subsidiaries, any of the Company Benefit Plans, any trust created thereunder, or any trustee, or administrator thereof has engaged in a transaction or has taken or failed to take any action in connection with which the Company or any of its subsidiaries could be subject to any liability for either a civil penalty assessed pursuant to Section 409 or 502(i) of ERISA or a tax imposed pursuant to Section 4975(a) or (b), 4976 or 4980B of the Code.

‘(D) There are no pending, or, to the knowledge of the Company, threatened or anticipated, claims against any employee benefit plans of the Company (other than routine claims for benefits) Company Benefit Plan, by any current or former employee, consultant, officer or director of the Company or any of its subsidiaries (or any beneficiary thereof).

(xx) All “pension plans” (as defined in Section 3(2) of ERISA) maintained by the Company or any subsidiary that are intended to be qualified under Section 401(a) of the Code have received determination letters from the Internal Revenue Service to the effect that such plans are so qualified, the trusts maintained thereunder are exempt from tax under Section 501(a) of the Code and, to the knowledge of the Company, no fact exists which could materially adversely affect the qualified status of any such plans; neither the Company nor any subsidiary maintains or is required to contribute to a “welfare plan” (as defined in Section 3(1) of ERISA) which provides retiree or other post-employment welfare benefits or insurance coverage (other than “continuation coverage” (as defined in Section 602 of ERISA)); none of the Company, any subsidiary of the Company or any ERISA Affiliate of the Company or any such subsidiary has ever maintained a pension plan subject to Section 412 of the Code or Title IV of ERISA; none of the Company, any subsidiary of the Company or any ERISA Affiliate of the Company or any such subsidiary has ever been obligated to contribute to any “multi-employer plan” (as defined in Section 4001(a)(3) of ERISA); each pension plan, welfare plan or other benefit plan established or maintained by the Company and/or any subsidiary is in compliance in all material respects with the currently applicable provisions of the plan, ERISA, the Code and all other applicable laws; and no labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent that might have a Material Adverse Effect. For the purposes of this section, the term “ERISA Affiliate” of the Company or any subsidiary means any person or entity which, together with the Company or any subsidiary, would be treated as a single employer under Section 414 of the Code.

(xxi) The Company and its subsidiaries have filed on a timely basis all federal, state, local and foreign tax returns required to be filed, such returns are complete and correct in all material respects, and all taxes shown by such returns or otherwise assessed that are due and payable have been paid, except such taxes as are being contested in good faith and as to which adequate reserves have been provided. The charges, accruals and reserves on the books of the Company and its subsidiaries in respect of any tax liability for any year not finally determined are, to the best knowledge of the Company, adequate to meet assessments or reassessments, if any, for additional taxes; and, except as disclosed in the Prospectus or as could not, individually or in the aggregate, have a Material Adverse Effect, there has been no tax deficiency asserted and the Company is not aware of any facts that would form a reasonable basis for the assertion of any tax deficiency against the Company or any of its subsidiaries.

(xxii) Except as disclosed in the Prospectus, (A) there are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, would, individually or in the aggregate, have a Material Adverse Effect; and (B) no such actions, suits or proceedings are threatened or, to the best knowledge of the Company, contemplated.

(xxiii) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(xxiv) The financial statements included in each Registration Statement and the Prospectus present fairly in all material respects the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis; and the schedules included in each Registration Statement present fairly in all material respects the information required to be stated therein.

(xxv) Except as disclosed in the Prospectus, since the date of the latest audited financial statements included in the Prospectus there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole, and, except as disclosed in or contemplated by the Prospectus, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

(xxvi) To the best knowledge of the Company, Deloitte & Touche LLP, which has certified certain financial statements included in each Registration Statement and the Prospectus, is an independent public accountant as required by the Act and the Rules and Regulations.

(xxvii) The statistical and market related data included in each Registration Statement and the Prospectus are based on or derived from the Company’s records or other sources which the Company reasonably and in good faith believes to be reliable and the statistical and market related data included in each Registration Statement and the Prospectus agrees with the sources from which it was derived.

(xxviii) Each of the Company and its subsidiaries are insured by recognized, reputable, and to the best knowledge of the Company, financially sound institutions with policies in such amounts and with such deductibles and covering such risks as are adequate for the conduct of its business and the value of its properties and as are customary for companies engaged in similar businesses in similar situations.

(xxix) The deposit accounts and investments certificates, if any, of the World’s Foremost Bank, a limited purpose Nebraska banking corporation and wholly owned subsidiary of the Company (the “Bank”), are insured by the Federal Deposit Insurance Corporation (the “FDIC”) to the full extent of FDIC insurance limits, except where the failure to be so insured would not, individually or in the aggregate, have a Material Adverse Effect. No charge, investigation or proceeding for the termination or revocation of the Bank’s charter, good standing or FDIC insurance is pending or, to the best knowledge of the Company, threatened or contemplated.

(xxx) Except for (a) an order dated [                 ] and issued by the Nebraska State Department of Banking and Finance approving the Bank’s application to convert its national credit card bank charter to a Nebraska credit card bank charter and (b) an order dated [ ] and issued by the FDIC approving the Bank’s application for federal deposit insurance, neither the Company nor the Bank is subject to any order of the Federal Reserve Board (the “Federal Reserve”), the FDIC, the Office of the Comptroller of the Currency (the “OCC”), the Nebraska State Department of Banking and Finance or any state or foreign banking departments with jurisdiction over the Company or the Bank or their respective operations. Neither the Company nor the Bank is subject to any agreement or consent related to compliance with banking laws and regulations with, or any board resolution adopted at the instigation of, any such regulatory authorities. The Company and the Bank have conducted and are conducting their respective businesses in compliance, in all material respects, with all applicable federal, foreign and state laws, rules, regulations, decisions, directives and orders of, and agreements with, the Federal Reserve, the FDIC, the OCC, the Nebraska State Department of Banking and Finance and any state or foreign banking departments with jurisdiction over the Company or the Bank or their respective operations (collectively, “Banking Laws”). No material charge, investigation or proceeding with respect to the Bank is pending or threatened or, to the best knowledge of the Company, contemplated, by or before any regulatory, administrative or governmental agency, body or authority.

(xxxi) The Bank is in compliance with all applicable capital requirements and is “well capitalized” as defined in FDIC regulations.

(xxxii) Neither the Company nor any of its subsidiaries is a “bank holding company” within the meaning of the Bank Holding Company Act of 1956, as amended.

(xxxiii) Except as would not have a Material Adverse Effect, individually or in the aggregate, the credit card accounts (the “Accounts”) originated by the Bank, whether securitized by the Bank or retained as seller’s interest for the Bank’s own account, have been created, maintained by the Bank and serviced in compliance with applicable federal and state laws and regulations and the standard policies and procedures of the Bank relating to the administration of the Accounts including, but not limited to, the solicitation, credit approval, processing, servicing, collection and other administration and management of the Accounts, as such policies and procedures may have been modified from time to time.

(xxxiv) The interest rates, fees and charges in connection with the Accounts comply with applicable federal and state laws and regulations and, except as would not have a Material Adverse Effect, individually or in the aggregate, with each agreement between the Bank and a cardholder containing the terms and conditions of the Account.

(xxxv) Except as would not, individually or in the aggregate, have a Material Adverse Effect, all applications for Accounts have been conducted and evaluated and applicants notified in a manner which is in compliance with all applicable provisions of the Equal Credit Opportunity Act and its implementing regulations, as amended. Except as would not, individually or in the aggregate, have a Material Adverse Effect, all disclosures made in connection with the Accounts are and have been in compliance, with the applicable provisions of the Consumer Credit Protection Act and its implementing regulations, as amended.

(xxxvi) The Company will be, after giving effect to the offering and sale of the Offered Securities as described in the Prospectus, subject to the reporting requirements of either Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and will file reports with the Commission on the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.

(xxxvii) The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be an “investment company” as defined in the Investment Company Act of 1940.

(xxxviii) There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the executive officers or directors of the Company or any of the members of the families of any of them of the sort required to be disclosed in the Registration Statements and Prospectus, except as disclosed therein. No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or its subsidiaries, on the other hand, which is required to be described in the Prospectus which is not so described.

(xxxix) The Company has not, except as would not violate the Sarbanes-Oxley Act of 2002, directly or indirectly, including through a subsidiary, extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or executive officer of the Company.

(xl) Neither the Company, nor, to the best knowledge of the Company, any of its officers, directors or affiliates has taken or may take, directly or indirectly, any action designed to cause or result in, or that has constituted or may constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Offered Securities or otherwise.

(xli) The Registration Statements, the Prospectus and any preliminary prospectus comply, and any further amendments or supplements thereto will comply, with any applicable laws or regulations of foreign jurisdictions in which the Prospectus or any preliminary prospectus, as amended or supplemented, if applicable, are distributed in connection with the Directed Share Program; and no authorization, approval, consent, license, order, registration or qualification of or with any government, governmental instrumentality or court, other than such as have been obtained, is necessary under the securities law and regulations of foreign jurisdictions in which the Directed Shares are offered outside the United States.

(xlii) The Company has not offered, or caused the Underwriters to offer, any Offered Securities to any person pursuant to the Directed Share Program with the specific intent to unlawfully influence (A) a customer or supplier of the Company to alter the customer’s or supplier’s level or type of business with the Company or (B) a trade journalist or publication to write or publish favorable information about the Company or its products.

(b) Each Selling Stockholder severally, and not jointly, represents and warrants to, and agrees with, the several Underwriters, as to itself only, that:

(i) Such Selling Stockholder has (A) valid and unencumbered title to the Offered Securities to be sold by such Selling Stockholder on such Closing Date or shares of Class B Common Stock, $0.01 par value per share, to be converted into the Offered Securities to be sold by such Selling Stockholder on such Closing Date, as the case may be, and (B) on each Closing Date such Selling Stockholder will have valid and unencumbered title to the Offered Securities to be sold by such Selling Stockholder on such Closing Date, in each case free and clear of all liens or encumbrances and such Selling Stockholder has full right, power and authority to enter into this Agreement and the Custody Agreement (the “Custody Agreement”) and Irrevocable Power of Attorney (the “Power of Attorney”) entered into by such Selling Stockholder in connection with the transactions contemplated hereby and on each Closing Date, assuming (1) the Underwriters purchase such Offered Securities without notice of any adverse claim (within the meaning of Section 8-105 of the Uniform Commercial Code of the State of New York (the “NYUCC”) and (2) the Underwriters make payment for such Offered Securities as provided in this Agreement, the

Underwriters will acquire all of such Selling Stockholder’s rights and interest in the Offered Securities sold by such Selling Stockholder free of any adverse claim (within the meaning of Section 8-102 of the NYUCC);

(ii) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, and on each Closing Date, neither the Registration Statement nor the Prospectus includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus only, in the light of the circumstances under which they were made), not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: (A) on the Effective Date of the Initial Registration Statement, neither the Initial Registration Statement nor the Prospectus will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus only, in the light of the circumstances under which they were made), not misleading; and (B) on each Closing Date, neither the Initial Registration Statement nor the Prospectus will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein, (in the case of the Prospectus only, in the light of the circumstances under which they were made), not misleading. Notwithstanding anything herein to the contrary, the provisions of this paragraph (ii) apply only to the extent that any statements in or omissions from a Registration Statement or the Prospectus are made in reliance on and in conformity with written information relating to such Selling Stockholder that is furnished to the Company by such Selling Stockholder specifically and expressly for use therein, it being understood and agreed that such information includes, without limitation, the information relating to such Selling Stockholder in the Registration Statement under the caption “Principal and Selling Stockholders.”

(iii) This Agreement has been duly authorized by such Selling Stockholder and upon the execution and delivery of this Agreement by one of the Attorneys (as defined in the Power of Attorney) on behalf of such Selling Stockholder in accordance with the Power of Attorney, this Agreement will have been duly executed and delivered by such Selling Stockholder.

(iv) The Custody Agreement and Power of Attorney have each been duly authorized, executed and delivered by or on behalf of such Selling Stockholder and, assuming due authorization, execution and delivery by the other parties thereto, the Custody Agreement and Power of Attorney each constitute legally valid and binding obligations of such Selling Stockholder enforceable against such Selling Stockholder in accordance with their respective terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

(v) No consent, approval, authorization, order, registration or qualification of, or filing with, any third party (whether acting in an individual, fiduciary or other capacity) or any governmental or regulatory agency or body or court is required to be obtained or made by such Selling Stockholder for the consummation of the transactions contemplated by this Agreement, the

Custody Agreement or the Power of Attorney in connection with the sale of the Offered Securities by such Selling Stockholder, except (i) for the registration of the Offered Securities under the Act, (ii) such consents, approvals, authorizations, orders, registrations, qualifications or filings as may be required by the Act, applicable state securities or blue sky laws, (iii) as may be required by the NASD, (iv) as may be required under the laws of any foreign jurisdiction in which the Offered Securities may be offered or sold and (v) where such failure to obtain such consent, approval, authorization or order, individually or in the aggregate, would not have a material adverse effect on the consummation of the transactions contemplated by this Agreement.

(vi) The execution, delivery and performance by or on behalf of the Selling Stockholder of this Agreement, the Custody Agreement and the Power of Attorney and the consummation of the transactions contemplated herein and therein will not result in a breach or violation of any of the terms and provisions of, or constitute a default under (i) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over such Selling Stockholder, (ii) any material agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the properties of such Selling Stockholder is subject or (iii) to the extent applicable, the charter, bylaws or other organizational document of the Selling Stockholder.

(vii) Except as specifically provided in Section 3 of this Agreement, there are no contracts, agreements or understandings between the Selling Stockholder and any third party that would give rise to a valid claim against the Selling Stockholder or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with the transactions contemplated by this Agreement, the Custody Agreement and the Power of Attorney.

(viii) Such Selling Stockholder has not taken, directly or indirectly, any action designed to or that could cause or result in stabilization or manipulation of the price of the Offered Securities to facilitate the sale or resale of the Offered Securities.

3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company and each Selling Stockholder agree, severally and not jointly, to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company and each Selling Stockholder, at a purchase price of $[            ] per share, that number of Firm Securities (rounded up or down, as determined by Credit Suisse First Boston LLC (“CSFB”) in its discretion, in order to avoid fractions) obtained by multiplying (a) [            ] Firm Securities, in the case of the Company, and the number of Firm Securities set forth opposite the name of such Selling Stockholder in Schedule A hereto, in the case of a Selling Stockholder, in each case by (b) a fraction the numerator of which is the number of Firm Securities set forth opposite the name of such Underwriter in Schedule B hereto and the denominator of which is the total number of Firm Securities.

Certificates in negotiable form for the Offered Securities to be sold by the Selling Stockholders hereunder have been placed in custody, for delivery under this Agreement, under Custody Agreements made with Wells Fargo Bank, N.A., as custodian (“Custodian”). Each Selling Stockholder agrees, severally and not jointly, that the shares represented by the certificates held in custody for the Selling Stockholders under such Custody Agreements are subject to the interests of the Underwriters hereunder, that the arrangements made by the Selling Stockholders for such custody are to that extent irrevocable, and that the obligations of the Selling Stockholders hereunder shall not be terminated by operation of law, whether by the death, bankruptcy, liquidation or dissolution of any Selling Stockholder or the occurrence of any other such event. If any Selling Stockholder should die or be declared bankrupt or be liquidated or dissolved, or if any other event should occur, before the delivery of the Offered Securities hereunder, certificates for such Offered Securities shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such death or other event or termination had not occurred, regardless of whether or not the Custodian shall have received notice of such death or other event or termination.

The Company and the Custodian will deliver the Firm Securities to the Representatives for the accounts of the Underwriters, against payment of the purchase price in federal (same day) funds by wire transfer to an account of the Company at a bank reasonably acceptable to CSFB and J.P. Morgan Securities Inc. (“J.P. Morgan”) and, in the case of [            ] shares of Firm Securities, and to an account of the Custodian at a bank reasonably acceptable to CSFB and J.P. Morgan, in the case of [            ] shares of Firm Securities, at the office of Dewey Ballantine LLP, 1301 Avenue of the Americas, New York, New York, at 10:00 A.M., New York time, on [            ], 2004, or at such other time not later than seven full business days thereafter as CSFB, J.P. Morgan and the Company determine, such time being herein referred to as the “First Closing Date”. For purposes of Rule 15c6-1 under the Exchange Act, the First Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Offered Securities sold pursuant to the offering. The certificates for the Firm Securities so to be delivered will be in definitive form, in such denominations and registered in such names as CSFB and J.P. Morgan request and will be made available at the above office of Dewey Ballantine LLP or through the facilities of DTC at a reasonable time in advance of the First Closing Date.

In addition, upon written notice from CSFB and J.P. Morgan given to the Company and the Selling Stockholders from time to time not more than 30 days subsequent to the date of the Prospectus, the Underwriters may purchase all or less than all of the Optional Securities at the purchase price per Security to be paid for the Firm Securities. The Selling Stockholders agree, severally and not jointly, to sell to the Underwriters the respective numbers of Optional Securities obtained by multiplying the number of Optional Securities specified in such notice by a fraction the numerator of which is the number of shares set forth opposite the names of such Selling Stockholders in Schedule A hereto under the caption “Number of Optional Securities to be Sold” and the denominator of which is the total number of Optional Securities (subject to adjustment by CSFB and J.P. Morgan to eliminate fractions). Such Optional Securities shall be purchased from each Selling Stockholder for the account of each Underwriter in the same proportion as the number of Firm Securities set forth opposite such Underwriter’s name bears to the total number of Firm Securities (subject to adjustment by CSFB and J.P. Morgan to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by CSFB and J.P. Morgan to the Company and the Selling Stockholders.

Each time for the delivery of and payment for the Optional Securities, being herein referred to as an “Optional Closing Date”, which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a “Closing Date”), shall be determined by CSFB and J.P. Morgan but shall be not later than five full business days, nor earlier than the second business day after written notice of election to purchase Optional Securities is given. The Custodian will deliver the Optional Securities being purchased on each Optional Closing Date to the Representatives for the accounts of the several Underwriters, against payment of the purchase price therefor in federal (same day) funds by wire transfer to an account of the Custodian at a bank acceptable to CSFB and J.P. Morgan, at the above office of Dewey Ballantine LLP or through the facilities of DTC. The certificates for the Optional Securities being purchased on each Optional Closing Date will be in definitive form, in such denominations and registered in such names as CSFB and J.P. Morgan request upon reasonable notice prior to such Optional Closing Date and will be made available for checking and packaging at the above office of Dewey Ballantine LLP or through the facilities of DTC at a reasonable time in advance of such Optional Closing Date.

4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Offered Securities for sale to the public as set forth in the Prospectus.

5. Certain Agreements of the Company. The Company agrees with the several Underwriters and the Selling Stockholders that:

(a) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by CSFB and J.P. Morgan, subparagraph (4)) of Rule 424(b) not later than the earlier of (i) the second business day following the execution and delivery of this Agreement or (ii) the fifteenth business day after the Effective Date of the Initial Registration Statement. The Company will advise CSFB and J.P. Morgan promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the Offered Securities under the Act, but the Effective Time thereof has not occurred as of such execution and delivery, the Company will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to, and in accordance with, Rule 462(b) on or prior to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectus is printed and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by CSFB and J.P. Morgan.

(b) The Company will advise CSFB and J.P. Morgan promptly of any proposal to amend or supplement the initial or any additional registration statement as filed or the related prospectus or the Initial Registration Statement, the Additional Registration Statement (if any) or the Prospectus and will not effect such amendment or supplementation without the consent of CSFB and J.P. Morgan, which consent shall not be unreasonably withheld; and the Company will also advise CSFB and J.P. Morgan promptly of the effectiveness of each Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of a Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of a Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

(c) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will promptly notify CSFB and J.P. Morgan of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither the consent of CSFB and J.P. Morgan to, nor the Underwriters’ delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

(d) As soon as practicable, but not later than the Availability Date (as hereinafter defined), the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the Effective Date of the Initial Registration Statement (or, if later, the Effective Date of the Additional Registration Statement) which will satisfy the provisions of Section 11(a) of the Act. For the purpose of the preceding sentence, “Availability Date” means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company’s fiscal year, “Availability Date” means the 90th day after the end of such fourth fiscal quarter.

(e) The Company will furnish to the Representatives copies of each Registration Statement (six of which will be signed and will include all exhibits), each related preliminary prospectus, and, so long as a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, the Prospectus and all amendments and supplements to such documents, in each case in such quantities as CSFB and

J.P. Morgan request. The Prospectus shall be so furnished on or prior to 3:00 P.M., New York time, on the business day following the later of the execution and delivery of this Agreement or the Effective Time of the Initial Registration Statement. All other such documents shall be so furnished as soon as available. The Company and the Selling Stockholders will pay the expenses of printing and distributing to the Underwriters all such documents.

(f) The Company will use its reasonable best efforts to arrange for the qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFB and J.P. Morgan designate and will continue such qualifications in effect so long as required for the distribution; provided that the Company will not be required to qualify to do business in any jurisdiction in which it is not now qualified or to take any action which would subject it to general or unlimited service of process in any jurisdiction where it is not now subject to such service of process.

(g) If at any time during the period of three years hereafter, the Company is not subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act, no longer files reports with the Commission on the Electronic Data Gathering, Analysis and Retrieval (EDGAR) system and the Offered Securities remain outstanding, the Company will furnish to the Representatives, and, upon request, to each of the other Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year, and the Company will furnish to the Representatives (i) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Exchange Act or mailed to stockholders, and (ii) from time to time, such other information concerning the Company as CSFB and J.P. Morgan may reasonably request.

(h) For a period of 120 days after the date of the initial public offering of the Offered Securities, the Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any additional shares of its Securities or securities convertible into or exchangeable or exercisable for any shares of its Securities, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of CSFB and J.P. Morgan, except (i) the filing of a registration statement on Form S-8 under the Act registering securities issuable under any plan in effect on the date hereof; (ii) the issuance of Securities upon the exercise of an option or the conversion of a security outstanding on the date hereof; (iii) the granting of stock options pursuant to the Company’s existing employee benefit plans (provided such options do not become exercisable during such 120-day period); and (iv) the issuance of Securities pursuant to the Company’s existing employee stock purchase plan, in each case so long as the Underwriters have been advised in writing.

(i) The Company agrees with the several Underwriters that the Company will pay all expenses incident to the performance of the obligations of the Company and the Selling Stockholders, under this Agreement, for any filing fees and other expenses (including fees and disbursements of counsel), including the fees and expenses of O’Melveny & Myers LLP and Walkers as counsel to the J.P. Morgan Selling Stockholders (as defined herein) in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFB and J.P. Morgan designate and the printing of memoranda relating thereto, for the filing fee incident to the review by the NASD of the Offered Securities, for any travel expenses of the Company’s officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities, for any transfer taxes on the sale by the Selling Stockholders of the Offered Securities to the Underwriters and for expenses incurred in distributing preliminary prospectuses and the Prospectus (including any amendments and supplements thereto) to the Underwriters and the costs of delivering and distributing the Custody Agreement and the Powers of Attorney.

(j) The Company will pay all fees and disbursements of counsel incurred by the Underwriters in connection with the Directed Share Program and stamp duties, similar taxes or duties or other taxes, if any, incurred by the underwriters in connection with the Directed Share Program. Furthermore, the Company covenants with the Underwriters that the Company will comply with all applicable securities and other applicable laws, rules and regulations in each foreign jurisdiction in which the Directed Shares are offered in connection with the Directed Share Program.

(k) Upon the written request of CSFB and J.P. Morgan or any Underwriter, the Company shall (i) furnish to CSFB and J.P. Morgan or such other Underwriter, a certification, as contemplated by and in compliance with Treasury regulations Section 1.897-2(h), that as of any Closing Date (or such other date as may be specified in such request), the Offered Securities are not United States real property interests as defined in Section 897(c)(1) of the Code, (ii) file such certification with the Internal Revenue Services in the manner and within the time period specified in Treasury regulations Section 1.897-2(h) and (iii) promptly after such filing, furnish to CSFB and J.P. Morgan or such other Underwriter that has requested a certificate, as the case may be, proof of such filing.

6. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Firm Securities on the First Closing Date and the Optional Securities to be purchased on each Optional Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholders herein, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholders of their obligations hereunder and to the following additional conditions precedent:

(a) The Representatives shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), of Deloitte & Touche LLP confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that:

(i) in their opinion the financial statements and schedules examined by them and included in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

(ii) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 100, Interim Financial Information, on the unaudited financial statements included in the Registration Statements;

(iii) on the basis of the review referred to in clause (ii) above, a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

(A) the unaudited financial statements included in the Registration Statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles;

(B) at the date of the latest available balance sheet read by such accountants, or at a subsequent specified date not more than three business days prior to the date of this Agreement, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of the Company and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net current assets or net assets, as compared with amounts shown on the latest balance sheet included in the Prospectus; or

(C) for the period from the closing date of the latest income statement included in the Prospectus to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year and with the period of corresponding length ended the date of the latest income statement included in the Prospectus, in consolidated net sales or net operating income in the total or per share amounts of consolidated net income;

except in all cases set forth in clauses (B) and (C) above for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

(iv) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Registration Statements (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the accounting records of the Company and its subsidiaries subject to the internal controls of the Company’s accounting system or are derived directly from such accounting records by analysis or computation) with the results obtained from inquiries, a reading of such accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

For purposes of this subsection, (1) if the Effective Time of the Initial Registration Statements is subsequent to the execution and delivery of this Agreement, “Registration Statements” shall mean the initial registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to its Effective Time, (2) if the Effective Time of the Initial Registration Statements is prior to the execution and delivery of this Agreement but the Effective Time of the Additional Registration Statement is subsequent to such execution and delivery, “Registration Statements” shall mean the Initial Registration Statement and the additional registration statement as proposed to be filed or as proposed to be amended by the post-effective amendment to be filed shortly prior to its Effective Time, and (3) “Prospectus” shall mean the prospectus included in the Registration Statements.

(b) If the Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by CSFB and J.P. Morgan. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or, if earlier, the time the Prospectus is printed and distributed to any Underwriter, or shall have occurred at such later date as shall have been consented to by CSFB and J.P. Morgan. If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement. Prior to such Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of any Selling Stockholder, the Company or the Representatives, shall be contemplated by the Commission.

(c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as one enterprise which, in the judgment of a majority in interest of the Underwriters including the Representatives, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities or preferred stock of the Company by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities or preferred stock of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the judgment of a majority in interest of the Underwriters including the Representatives, be likely to prejudice materially the success of the proposed issue, sale or distribution of the Offered Securities, whether in the primary market or in respect of dealings in the secondary market; (iv) any material suspension or material limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange; (v) any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (vi) any banking moratorium declared by U.S. federal or New York authorities; (vii) any major disruption of settlements of securities or clearance services in the United States or (viii) any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, any declaration of war by Congress or any other national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters including the Representatives, the effect of any such attack, outbreak, escalation, act, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities.

(d) The Representatives shall have received an opinion, dated such Closing Date, of Koley Jessen P.C., counsel for the Company, to the effect that:

(i) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus;

(ii) Based solely on recently dated good standing certificates from the secretaries of state from the applicable jurisdictions, the Company is duly qualified to do business as a foreign corporation in good standing in the jurisdictions set forth on Schedule C of this Agreement;

(iii) All of the issued and outstanding capital stock of the Company has been duly authorized and validly issued and is fully paid and nonassessable and conforms to the description thereof contained in the Prospectus;

(iv) Each Corporate Subsidiary has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus;

(v) Based solely on recently dated good standing certificates from the secretaries of state from the applicable jurisdictions, each Corporate Subsidiary is duly qualified to do business as a foreign corporation in good standing in the jurisdictions set forth on Schedule C of this Agreement;

(vi) All of the issued and outstanding capital stock of each Corporate Subsidiary has been duly authorized and validly issued and is fully paid and nonassessable and, to the knowledge of such counsel, the capital stock of each Corporate Subsidiary owned by the Company, directly or through subsidiaries, is, except as disclosed in the Prospectus, owned free from liens, encumbrances and defects;

(vii) Each LLC Subsidiary has been duly organized and is an existing limited liability company in good standing under the laws of the jurisdiction of its organization, with limited liability company power and authority (limited liability company and other) to own, lease and operate its properties and conduct its business as described in the Prospectus;

(viii) Based solely on recently dated good standing certificates from the secretaries of state from the applicable jurisdictions, each LLC Subsidiary is duly qualified to do business as a limited liability company in good standing in the jurisdictions set forth on Schedule C of this Agreement;

(ix) All of the issued and outstanding membership interests of each LLC Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable and, to the knowledge of such counsel, the membership interests of each LLC Subsidiary owned by the Company, directly or through subsidiaries, are, except as disclosed in the Prospectus, owned free from liens, encumbrances and defects;

(x) Each operating agreement pursuant to which the Company owns a membership interest, directly or indirectly, is in full force and effect and constitutes the legal, valid and binding agreement of the parties thereto, enforceable against such parties in accordance with the terms thereof, except as enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles. To such counsel’s knowledge, there has been no material breach or a default under, and no event which with notice or lapse of time would constitute a material breach of or default under, such operating agreements by the Company or any other subsidiaries or any other party to such agreements;

(xi) The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated by this Agreement by the Company will not result in a violation of any of the terms or provisions of the charter and by-laws or other organizational documents, as the case may be, of any subsidiary of the Company, or a breach or violation of any of the terms and provisions of, or constitute a default under, any statute or regulation or, to the knowledge of such counsel, rule or order of any governmental agency or body or any court, having jurisdiction over any subsidiary of the Company, or, to the knowledge of such counsel, any of their respective properties or any agreement or instrument which is filed as an exhibit to the Registration Statement and to which any subsidiary of the Company is a party or by which any subsidiary of the Company is bound or to which any of the properties of any subsidiary of the Company is subject; or result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of any subsidiary of the Company;

(xii) The descriptions in the Registration Statements and Prospectus of contracts and other documents, or legal conclusions with respect thereto, are accurate in all material respects and fairly present the information required to be shown; and such counsel do not know of any contracts or documents of a character required to be described in a Registration Statement or the Prospectus or to be filed as exhibits to a Registration Statement which are not described and filed as required;

(xiii) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act; and

(xiv) Except as disclosed in the Prospectus, to the knowledge of such counsel, there are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, would, individually or in the aggregate, have a Material Adverse Effect, and, to the knowledge of such counsel, no such actions, suits or proceedings are threatened or contemplated.

In addition to the matters set forth above, the letter containing such opinion shall also include a statement to the effect that, during the preparation of the Registration Statement and the Prospectus, such counsel has considered the information set forth therein in light of the matters required to be set forth therein and participated in conferences with representatives of the Underwriters and officers and other representatives of the Company, including other counsel and independent public accountants, during the course of which the contents of the Registration Statement and the Prospectus and related matters were discussed and, without passing upon or assuming responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or Prospectus or making any independent check or verification thereof, as a result of such consideration and preparation, nothing has come to such counsel’s attention which causes them to believe that either the Registration Statement (other than the financial statements, financial data and supporting schedules included therein, as to which such counsel need express no belief), at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or the Prospectus (other than the financial statements, financial data and supporting schedules included therein, as to which such counsel need express no belief), as of the date of the Prospectus and on the date of the delivery of such opinion letter, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e) The Representatives shall have received an opinion, dated such Closing Date, of Sidley Austin Brown & Wood LLP, counsel for the Company, to the effect that:

(i) This Agreement has been duly authorized, executed and delivered by the Company;

(ii) The Offered Securities have been duly authorized and, when the Offered Securities to be issued and sold by the Company have been delivered and paid for in accordance with this Agreement on each Closing Date, such Offered Securities will be validly issued, fully paid and nonassessable and conform to the description thereof contained in the Prospectus in all material respects; and the stockholders of the Company have no statutory preemptive rights with respect to the Offered Securities;

(iii) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by the Company for the consummation of the transactions contemplated by this Agreement in connection with the issuance or sale of the Offered Securities, except such as have been obtained and made under the Act and such as may be required under state securities laws or the bylaws or rules and regulations of the NASD;

(iv) The descriptions in the Registration Statements and Prospectus of statutes, rules and regulations, legal and governmental proceedings (other than Banking Laws), or legal conclusions with respect thereto, are accurate in all material respects and fairly present the information required to be shown; and such counsel do not know of any legal or governmental proceedings required to be described in a Registration Statement or the Prospectus which are not described as required;

(v) The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be an “investment company” as defined in the Investment Company Act of 1940;

(vi) The statements made in the Prospectus under the caption “Material U.S. Federal Income and Estate Tax Considerations for Non U.S. Holders,” to the extent that they purport to constitute summaries of United States federal tax law and regulations or legal conclusions with respect thereto, are accurate in all material respects and fairly present the information required to be shown; and

(vii) The Initial Registration Statement was declared effective under the Act as of the date and time specified in such opinion, the Additional Registration Statement (if any) was filed and became effective under the Act as of the date and time (if determinable) specified in such opinion, the Prospectus either was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein or was included in the Initial Registration Statement or the Additional Registration Statement (as the case may be), and, to the knowledge of such counsel based upon an oral acknowledgement by the staff of the Commission, no stop order suspending the effectiveness of a Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, and each Registration Statement and the Prospectus, and each amendment or supplement thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act and the Rules and Regulations.

In addition to the matters set forth above, the letter containing such opinion shall also include a statement to the effect that, during the preparation of the Registration Statement and the Prospectus, such counsel has considered the information set forth therein in light of the matters required to be set forth therein and participated in conferences with representatives of the Underwriters and officers and other representatives of the Company, including other counsel and independent public accountants, during the course of which the contents of the Registration Statement and the Prospectus and related matters were discussed and, without passing upon or assuming responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or Prospectus or making any independent check or verification thereof, as a result of such consideration and preparation, nothing has come to such counsel’s attention which causes them to believe that either the Registration Statement (other than the financial statements, financial data and supporting schedules included therein, as to which such counsel need express no belief), at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or the Prospectus (other than the financial statements, financial data and supporting schedules included therein, as to which such counsel need express no belief), as of the date of the Prospectus and on the date of the delivery of such opinion letter, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(f) The Representatives shall have received an opinion, dated such Closing Date, of Baird, Holm, McEachen, Pedersen, Hamann & Strasheim LLP, counsel for the Company, to the effect that:

(i) The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated by this Agreement will not result in a breach or violation of any Banking Laws by the Company or the Bank;

(ii) The descriptions in the Registration Statements and Prospectus of all Banking Laws under the captions “Risk Factors—We may have to reallocate capital from our direct and retail businesses to meet the capital needs of our financial services business, which could alter our destination retail store expansion program,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Bank Dividend Limitations and Minimum Capital Requirements” and “Business—Government Regulation” and in the second paragraph under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources—Overview” are accurate in all material respects and fairly present the information required to be shown; and such counsel does not know of any material Banking Laws required to be described in a Registration Statement or the Prospectus which are not described as required; and

(iii) Neither the Company nor any of its subsidiaries is a “bank holding company” within the meaning of the Bank Holding Company Act of 1956, as amended; and

(iv) To the knowledge of such counsel, (A) except for (1) an order dated [            ] and issued by the Nebraska State Department of Banking and Finance approving the Bank’s application to convert its national credit card bank charter to a Nebraska credit card bank charter and (2) an order dated [            ] and issued by the FDIC approving the Bank’s application for federal deposit insurance, neither the Company nor the Bank is subject to any order of the Federal Reserve, the FDIC, the OCC, the Nebraska State Department of Banking and Finance or any state or foreign banking departments with jurisdiction over the Company or the Bank or their respective operations or any agreement or consent related to compliance with Banking Laws, or any board resolution adopted at the instigation of, any such regulatory authorities, (B) neither the Company nor the Bank is in material violation of any Banking Laws and (C) no material charge, investigation or proceeding with respect to, or relating to, the Bank is pending or threatened by or before any regulatory, administrative or governmental agency, body or authority.

(g) The Representatives shall have received an opinion, dated such Closing Date, of Koley Jessen P.C., counsel for Doug Zingula, to the effect that:

(i) Mr. Zingula had valid and unencumbered title to the Offered Securities delivered by Mr. Zingula on such Closing Date and had full right, power and authority to sell, assign, transfer and deliver the Offered Securities delivered by Mr. Zingula on such Closing Date hereunder; and the several Underwriters have acquired valid and, to the knowledge of such counsel, unencumbered title to the Offered Securities purchased by them from Mr. Zingula on such Closing Date hereunder;

(ii) This Agreement has been duly executed and delivered by Mr. Zingula;

(iii) The Custody Agreement and the Power of Attorney with respect to Mr. Zingula have each been duly executed and delivered by Mr. Zingula and the Custody Agreement and the Power of Attorney constitute the legal, valid and binding obligations of Mr. Zingula enforceable against Mr. Zingula in accordance with their respective terms, except as enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles;

(iv) No consent, approval, authorization or order of, or filing with, any third party (whether acting in an individual, fiduciary or other capacity) or any governmental or regulatory agency or body or court is required to be obtained or made by Mr. Zingula for the consummation of the transactions contemplated by this Agreement, the Custody Agreement or the Power of Attorney in connection with the sale of the Offered Securities sold by Mr. Zingula, except such as have been obtained and made under the Act and such as may be required under state securities laws or the bylaws and rules and regulations of the NASD; and

(v) The execution, delivery and performance of this Agreement, the Custody Agreement and the Power of Attorney and the consummation of the transactions contemplated herein and therein will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over Mr. Zingula or any of his properties or any agreement or instrument to which Mr. Zingula is a party or by which Mr. Zingula is bound or to which any of the properties of Mr. Zingula is subject.

(h) The Representatives shall have received an opinion, dated such Closing Date, of O’Melveny & Myers LLP and/or Walkers, as applicable, counsel for J.P. Morgan Partners (BHCA), L.P., J.P. Morgan Partners Global Investors, L.P., J.P. Morgan Partners Global Investors (Cayman), L.P., J.P. Morgan Partners Global Investors A, L.P., and J.P. Morgan Partners Global Investors (Cayman) II, L.P. (each, a “J.P. Morgan SellingStockholder” and collectively, the “J.P. Morgan SellingStockholders”), to the effect that:

(i) Based solely upon such counsel’s review of the certificates evidencing the Offered Securities to be sold by the J.P. Morgan Selling Stockholders, immediately prior to such Closing Date, each J.P. Morgan Selling Stockholder was the sole record owner of the Offered Securities to be sold by such J.P. Morgan Selling Stockholder and, to the knowledge of such counsel, such Offered Securities are owned free and clear of all liens or encumbrances, and each J.P. Morgan Selling Stockholder has full partnership power and authority to sell, assign, transfer and deliver the Offered Securities to be sold by such J.P. Morgan Selling Stockholder as set forth in this Agreement and as contemplated by the Custody Agreement and the Power of Attorney on such Closing Date hereunder;

(ii) If the certificates for the Offered Securities to be sold by the J.P. Morgan Selling Stockholders are delivered to the Underwriters in the State of New York and assuming (1) the Underwriters purchase such Offered Securities without notice of any adverse claim (within the meaning of Section 8-105 of the NYUCC), (2) the Underwriters make payment therefore as provided in this Agreement and the Custody Agreement and (3) such Offered Securities are delivered to the Underwriters in accordance with the provisions of the Custody Agreement, the Underwriters would acquire all of the J.P. Morgan Selling Stockholders’ rights and interest in the Offered Securities sold by the J.P. Morgan Selling Stockholders free of any adverse claim (within the meaning of Section 8-102 of the NYUCC);

(iii) This Agreement and the transaction contemplated herein have been duly authorized by the J.P. Morgan Selling Stockholders, and upon execution and delivery by one of the Attorneys (as defined in the Power of Attorney) on behalf of the J.P. Morgan Selling Stockholders in accordance with the Power of Attorney, will have been duly executed and delivered by the J.P. Morgan Selling Stockholders;

(iv) Each of the Custody Agreement and the Power of Attorney have been duly authorized by all necessary partnership action on the part of the J.P. Morgan Selling Stockholders and has been duly executed and delivered by or on behalf of the J.P. Morgan Selling Stockholders. Each of the Custody Agreement and the Power of Attorney constitutes the legally valid and binding obligation of each J.P. Morgan Selling Stockholder enforceable against each J.P. Morgan Selling Stockholder in accordance with its respective terms, except as enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles; and

(v) The execution, delivery and performance of this Agreement, the Power of Attorney, the Custody Agreement and the sale and delivery by the J.P. Morgan Selling Stockholders of the Offered Securities to be sold by the J.P. Morgan Selling Stockholders as contemplated by this Agreement and the consummation of the transactions contemplated in this Agreement do not and will not (i) violate or contravene (A) any provision of the limited partnership agreement or other organizational document as applicable, of any J.P. Morgan Selling Stockholder, or (B) any statute or regulation which, in the exercise of customary professional diligence, such counsel recognizes as applicable to transactions of the type contemplated by this agreement or, to the knowledge of such counsel based on the exercise of customary professional diligence, any agreement or other instrument binding upon any J.P. Morgan Selling Stockholder or any judgment order or decree of any governmental body, agency or court having jurisdiction over any J.P. Morgan Selling Stockholder of the United States or the laws of the state of residence or principal place of business of any J.P. Morgan Selling Stockholder or the state laws governing the formation or organization of any J.P. Morgan Selling Stockholder (provided, however, that such counsel need express no opinion with respect to compliance with any federal or state securities or anti-fraud law, rule or regulation except as otherwise expressly stated in the opinion of such counsel), or (ii) require any consent, approval, authorization or order of or registration or filing with any court or governmental agency or body having jurisdiction over it that such counsel has, in the exercise of customary professional diligence, recognized as applicable to any J.P. Morgan Selling Stockholder or to transactions of the type contemplated by this Agreement is required in connection with the performance of this Agreement, except such as may be required by the federal securities laws or the blue sky laws of the various state or under the rules of the NASD in connection with the offer and sale of the Offered Securities which have been or will be effected in accordance with this Agreement, and, with respect to each of (i)(B) and (ii) above, except where such violations or contravention or failure to obtain such consent, approval, authorization or order, individually or in the aggregate, would not have a material adverse effect on the consummation of the transactions contemplated by this Agreement.

(i) The Representatives shall have received an opinion, dated such Closing Date, of Kutak Rock, LLP, counsel for Fulcrum Growth Partners, L.L.C. (“Fulcrum”), to the effect that:

(i) Fulcrum had valid and unencumbered title to the Offered Securities delivered by Fulcrum on such Closing Date and had full right, power and authority to sell, assign, transfer and deliver the Offered Securities delivered by Fulcrum on such Closing Date hereunder; and the several Underwriters have acquired valid and unencumbered title to the Offered Securities purchased by them from Fulcrum on such Closing Date hereunder;

(ii) This Agreement has been duly authorized, executed and delivered by Fulcrum;

(iii) The Custody Agreement and the Power of Attorney with respect to Fulcrum has been duly authorized, executed and delivered by Fulcrum and the Custody Agreement and the Power of Attorney constitute the legal, valid and binding obligations of Fulcrum enforceable against Fulcrum in accordance with their respective terms, except as enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles;

(iv) No consent, approval, authorization or order of, or filing with, any third party (whether acting in an individual, fiduciary or other capacity) or any governmental or regulatory agency or body or court is required to be obtained or made by Fulcrum for the consummation of the transactions contemplated by this Agreement, the Custody Agreement or the Power of Attorney in connection with the sale of the Offered Securities sold by Fulcrum, except such as have been obtained and made under the Act and such as may be required under state securities laws or the bylaws and rules and regulations of the NASD; and

(v) The execution, delivery and performance of this Agreement, the Custody Agreement and the Power of Attorney and the consummation of the transactions contemplated herein and therein will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over Fulcrum or any of its properties or any agreement or instrument to which Fulcrum is a party or by which Fulcrum is bound or to which any of the properties of Fulcrum is subject, or the certificate of formation and operating agreement of Fulcrum.

(j) The Representatives shall have received an opinion, dated such Closing Date, of Kennedy Covington Lobdell & Hickman, L.L.P., counsel for Wachovia Capital Partners 2003, LLC (“Wachovia”), to the effect that:

(i) Based solely upon such counsel’s review of the certificates evidencing the Offered Securities to be sold by Wachovia, immediately prior to such Closing Date, Wachovia was the sole record owner of the Offered Securities to be sold by Wachovia and, to the knowledge of such counsel, such Offered Securities are owned free and clear of all liens or encumbrances, and Wachovia has full limited liability company power and authority to sell, assign, transfer and deliver the Offered Securities to be sold by Wachovia as set forth in this Agreement and as contemplated by the Custody Agreement and the Power of Attorney on such Closing Date hereunder;

(ii) Wachovia had valid and unencumbered title to the Offered Securities delivered by Wachovia on such Closing Date and had full right, power and authority to sell, assign, transfer and deliver the Offered Securities delivered by Wachovia on such Closing Date hereunder; and the several Underwriters have acquired valid and unencumbered title to the Offered Securities purchased by them from Wachovia on such Closing Date hereunder;

(iii) This Agreement and the transaction contemplated herein have been duly authorized by Wachovia, and upon execution and delivery by one of the Attorneys

(as defined in the Power of Attorney) on behalf of Wachovia in accordance with the Power of Attorney, will have been duly executed and delivered by Wachovia;

(iv) Each of the Custody Agreement and the Power of Attorney have been duly authorized by all necessary limited liability company action on the part of Wachovia and has been duly executed and delivered by or on behalf of Wachovia. Each of the Custody Agreement and the Power of Attorney constitutes the legally valid and binding obligation of Wachovia enforceable against Wachovia in accordance with its respective terms, except as enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles;

(v) The execution, delivery and performance of this Agreement, the Power of Attorney, the Custody Agreement and the sale and delivery by Wachovia of the Offered Securities to be sold by Wachovia as contemplated by this Agreement and the consummation of the transactions contemplated in this Agreement do not and will not (i) violate or contravene (A) any provision of the certificate of formation, operating agreement or other organizational document, of Wachovia, or (B) any statute or regulation which, in the exercise of customary professional diligence, such counsel recognizes as applicable to transactions of the type contemplated by this agreement or, to the knowledge of such counsel based on the exercise of customary professional diligence, any agreement or other instrument binding upon Wachovia or any judgment order or decree of any governmental body, agency or court having jurisdiction over Wachovia of the United States or the laws of the state of residence or principal place of business of Wachovia or the state laws governing the formation or organization of Wachovia (provided, however, that such counsel need express no opinion with respect to compliance with any federal or state securities or anti-fraud law, rule or regulation except as otherwise expressly stated in the opinion of such counsel), or (ii) require any consent, approval, authorization or order of or registration or filing with any court or governmental agency or body having jurisdiction over it that such counsel has, in the exercise of customary professional diligence, recognized as applicable to Wachovia or to transactions of the type contemplated by this Agreement is required in connection with the performance of this Agreement, except such as may be required by the federal securities laws or the blue sky laws of the various state or under the rules of the NASD in connection with the offer and sale of the Offered Securities which have been or will be effected in accordance with this Agreement, and, with respect to each of (i)(B) and (ii) above, except where such violations or contravention or failure to obtain such consent, approval, authorization or order, individually or in the aggregate, would not have a material adverse effect on the consummation of the transactions contemplated by this Agreement.

(k) The Representatives shall have received an opinion, dated such Closing Date, of counsel for Teachers Insurance Annuity Association of America (“Teachers”), to the effect that:

(i) Based solely upon such counsel’s review of the certificates evidencing the Offered Securities to be sold by Teachers, immediately prior to such Closing Date, Teachers was the sole record owner of the Offered Securities to be sold by Teachers and, to the knowledge of such counsel, such Offered Securities are owned free and clear of all liens or encumbrances, and Teachers has full limited liability company power and authority to sell, assign, transfer and deliver the Offered Securities to be sold by Teachers as set forth in this Agreement and as contemplated by the Custody Agreement and the Power of Attorney on such Closing Date hereunder;

(ii) If the certificates for the Offered Securities to be sold by Teachers are delivered to the Underwriters in the State of New York and assuming (1) the

Underwriters purchase such Offered Securities without notice of any adverse claim (within the meaning of Section 8-105 of the NYUCC), (2) the Underwriters make payment therefore as provided in this Agreement and the Custody Agreement and (3) such Offered Securities are delivered to the Underwriters in accordance with the provisions of the Custody Agreement, the Underwriters would acquire all of Teachers’ rights and interest in the Offered Securities sold by Teachers free of any adverse claim (within the meaning of Section 8-102 of the NYUCC);

(iii) This Agreement and the transaction contemplated herein have been duly authorized by Teachers, and upon execution and delivery by one of the Attorneys (as defined in the Power of Attorney) on behalf of Teachers in accordance with the Power of Attorney, will have been duly executed and delivered by Teachers;

(iv) Each of the Custody Agreement and the Power of Attorney have been duly authorized by all necessary limited liability company action on the part of Teachers and has been duly executed and delivered by or on behalf of Teachers. Each of the Custody Agreement and the Power of Attorney constitutes the legally valid and binding obligation of Teachers enforceable against Teachers in accordance with its respective terms, except as enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles;

(v) The execution, delivery and performance of this Agreement, the Power of Attorney, the Custody Agreement and the sale and delivery by Teachers of the Offered Securities to be sold by Teachers as contemplated by this Agreement and the consummation of the transactions contemplated in this Agreement do not and will not (i) violate or contravene (A) any provision of the certificate of formation, operating agreement or other organizational document, of Teachers, or (B) any statute or regulation which, in the exercise of customary professional diligence, such counsel recognizes as applicable to transactions of the type contemplated by this agreement or, to the knowledge of such counsel based on the exercise of customary professional diligence, any agreement or other instrument binding upon Teachers or any judgment order or decree of any governmental body, agency or court having jurisdiction over Teachers of the United States or the laws of the state of residence or principal place of business of Teachers or the state laws governing the formation or organization of Teachers (provided, however, that such counsel need express no opinion with respect to compliance with any federal or state securities or anti-fraud law, rule or regulation except as otherwise expressly stated in the opinion of such counsel), or (ii) require any consent, approval, authorization or order of or registration or filing with any court or governmental agency or body having jurisdiction over it that such counsel has, in the exercise of customary professional diligence, recognized as applicable to Teachers or to transactions of the type contemplated by this Agreement is required in connection with the performance of this Agreement, except such as may be required by the federal securities laws or the blue sky laws of the various state or under the rules of the NASD in connection with the offer and sale of the Offered Securities which have been or will be effected in accordance with this Agreement, and, with respect to each of (i)(B) and (ii) above, except where such violations or contravention or failure to obtain such consent, approval, authorization or order, individually or in the aggregate, would not have a material adverse effect on the consummation of the transactions contemplated by this Agreement.

(l) The Representatives shall have received from Dewey Ballantine LLP, counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to the incorporation of the Company, the validity of the Offered Securities delivered on such Closing Date, the Registration Statements, the Prospectus and other related matters as the Representatives may require, and the Selling Stockholders and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters. In rendering such opinion, such counsel may rely as to matters involving the application of laws other than the laws of jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon the opinion or opinions of counsel described in Sections 6 (d), (e), (f), (g), (h), (i), (j) and (k).

(m) The Representatives shall have received a certificate of the Company, dated such Closing Date, executed by the President and Chief Executive Officer and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that: the representations and warranties of the Company in this Agreement are true and correct; the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission; the Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) of Rule 462(b) was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) under the Act, prior to the time the Prospectus was printed and distributed to any Underwriter; and, subsequent to the date of the most recent financial statements in the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole except as set forth in the Prospectus or as described in such certificate.

(n) The Representatives shall have received a letter, dated such Closing Date, of Deloitte & Touche LLP which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to such Closing Date for the purposes of this subsection.

(o) On or prior to the date of this Agreement, the Representatives shall have received lockup letters from each of the executive officers and directors of the Company and the stockholders and optionholders of the Company listed on Schedule D hereto.

(p) The Custodian will to deliver to CSFB and J.P. Morgan a letter stating that they will deliver to each Selling Stockholder a United States Treasury Department Form 1099 (or other applicable form or statement specified by the United States Treasury Department regulations in lieu thereof) on or before January 31 of the year following the date of this Agreement.

(q) To avoid a 28% backup withholding tax, each Selling Stockholder will deliver to CSFB and J.P. Morgan a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

The Selling Stockholders and the Company will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as the Representatives reasonably request. CSFB and J.P. Morgan, acting together, may in their sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of an Optional Closing Date or otherwise.

7. Indemnification and Contribution. (a) The Company will indemnify and hold harmless each Underwriter, its partners, members, directors, officers and affiliates and each person, if any who controls such Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, or any amendment or supplement thereto or any related preliminary prospectus, in the light of the circumstances under which they were made) not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (c) below; and provided further, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from any preliminary prospectus, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased the Offered Securities concerned, to the extent that a Prospectus relating to such Offered Securities was required to be delivered by such Underwriter under the Act in connection with such purchase and any such loss, claim, damage or liability of such Underwriter results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Offered Securities to such person, a copy of the final Prospectus if the Company had previously furnished copies thereof to such Underwriter in a timely manner as required under this Agreement.

The Company agrees to indemnify and hold harmless the Designated Underwriter, their affiliates, and each person, if any, who controls the Designated Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (the “Designated Entities”), from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) (i) caused by any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the consent of the Company for distribution to Participants in connection with the Directed Share Program or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) caused by the failure of any Participant to pay for and accept delivery of Directed Shares that the Participant agreed to purchase; or (iii) related to, arising out of, or in connection with the Directed Share Program, other than losses, claims, damages or liabilities (or expenses relating thereto) that are finally judicially determined to have resulted from the bad faith or gross negligence of the Designated Entities.

(b) The Selling Stockholders, severally and not jointly, will indemnify and hold harmless each Underwriter, its partners, members, directors, officers and affiliates and each person who controls such Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, or any amendment or supplement thereto or any related preliminary prospectus, in the light of the circumstances under which they were made) not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Selling Stockholders will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by an Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (c) below; provided further, that each Selling Stockholder will be liable in any such case to the extent, but only to the extent, that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance on and in conformity with written information relating to such Selling Stockholder that is furnished to the Company by such Selling Stockholder specifically and expressly for use therein, it being understood and agreed that such information includes, without limitation, the information relating to such Selling Stockholder in the Registration Statement under the caption “Principal and Selling Stockholders;” provided further, that the liability of a Selling Stockholder pursuant to this subsection (b) shall not exceed the aggregate gross proceeds received after underwriting commissions and discounts, but before expenses, from the sale of Offered Securities by such Selling Stockholder pursuant to this Agreement (with respect to each Selling Stockholder, such amount being referred to herein as such Selling Stockholder’s “Net Proceeds”).

(c) Each Underwriter will severally and not jointly indemnify and hold harmless the Company, its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the Act, and each Selling Stockholder, its partners, managing directors, officers and affiliates and each person, if any, who controls such Selling Stockholder within the meaning of Section 15 of the Act against any losses, claims, damages or liabilities to which the Company or such Selling Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities, joint or several, (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, or any amendment or supplement thereto or any related preliminary prospectus, in the light of the circumstances under which they were made) not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company and each Selling Stockholder in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of (i) the following information in the Prospectus furnished on behalf of each Underwriter: (A) the concession and reallowance figures appearing in the fourth paragraph under the caption “Underwriting” and (B) the information contained in the sixth paragraph and the sixteenth paragraph under the caption “Underwriting”; (ii) the following information in the Prospectus furnished on behalf of Wachovia Capital Markets, LLC: the information regarding Wachovia Bank, National Association and Wachovia Capital Partners 2003, LLC contained in the second and third sentences of the thirteenth paragraph under the caption “Underwriting”; and (iii) the following information in the Prospectus furnished on behalf of J.P. Morgan Securities Inc.: the information regarding certain affiliates of J.P. Morgan Securities Inc. contained in the third sentence of the thirteenth paragraph under the caption “Underwriting”.

(d) Promptly after receipt by an indemnified party under this Section 7 or Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under subsection (a), (b) or (c) above or Section 9, notify the indemnifying party in writing of the commencement thereof; but the failure to notify the indemnifying party shall not relieve it from any liability that it may have under subsection (a), (b) or (c) above or Section 9 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under subsection (a), (b) or (c) above or Section 9. In case any such action is brought against any indemnified party and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, which consent will not be unreasonably withheld, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 7 or Section 9, as the case may be, for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. Notwithstanding anything contained herein to the contrary, if indemnity may be sought pursuant to the last paragraph in Section 7(a) hereof in respect of such action or proceeding, then in addition to such separate firm for the indemnified parties, the indemnifying party shall be liable for the reasonable fees and expenses of not more than one separate firm (in addition to any local counsel) for the Designated Underwriter for the defense of any losses, claims, damages and liabilities arising out of the Directed Share Program, and all persons, if any, who control the Designated Underwriter within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such (i) settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party. No indemnifying party shall be liable for any settlement of any proceeding without its prior written consent, which consent shall not be unreasonably withheld or delayed.

(e) If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b) or (c) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (e). Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint. Notwithstanding the provisions of this subsection (e), the Selling Stockholders’ obligations in this subsection (e) to contribute are several in proportion to their respective Net Proceeds and not joint.

(f) The obligations of the Company and the Selling Stockholders under this Section 7 or Section 9 shall be in addition to any liability which the Company and the Selling Stockholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter or the QIU (as hereinafter defined) within the meaning of the Act; and the obligations of the Underwriters under this Section 7 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed a Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

8. Default of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase Offered Securities hereunder on either the First or any Optional Closing Date and the aggregate number of shares of Offered Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date, CSFB and J.P. Morgan may make arrangements satisfactory to the Company and the Selling Stockholders for the purchase of such Offered Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of shares of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to CSFB, J.P. Morgan, the Company and the Selling Stockholders for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Stockholders, except as provided in Section 10 (provided that if such default occurs with respect to Optional Securities after the First Closing Date, this Agreement will not terminate as to the Firm Securities or any Optional Securities purchased prior to such termination). As used in this Agreement, the term “Underwriter” includes any person substituted for an Underwriter under this Section 8. Nothing herein will relieve a defaulting Underwriter from liability for its default.

9. Qualified Independent Underwriter. The Company hereby confirms that at its request CSFB has, without compensation, acted as “qualified independent underwriter” (in such capacity, the “QIU”) within the meaning of Rule 2720 of the Conduct Rules of the NASD in connection with the offering of the Offered Securities. The Company and the Selling Stockholders will severally and not jointly indemnify and hold harmless the QIU against any losses, claims, damages or liabilities, joint or several, to which the QIU may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon the QIU’s acting (or alleged failing to act) as such “qualified independent underwriter” and will reimburse the QIU for any legal or other expenses reasonably incurred by the QIU in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred.

10. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Selling Stockholders, of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, any Selling Stockholder, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the Underwriters is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by them pursuant to Section 5 and the respective obligations of the Company, the Selling Stockholders, and the Underwriters pursuant to Section 7 and the obligations of the Company and the Selling Stockholders pursuant to Section 9 shall remain in effect, and if any Offered Securities have been purchased hereunder the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii), (iv), (vi), (vii) or (viii) of Section 6(c), the Company will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

11. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to the Representatives, c/o Credit Suisse First Boston LLC, Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention: Transactions Advisory Group, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at Cabela’s Incorporated, One Cabela Drive, Sidney, Nebraska 69160, Attention: Dennis Highby, President and Chief Executive Officer, or, if sent to the Selling Stockholders or any of them, will be mailed, delivered or telegraphed and confirmed to such Selling Stockholder at the address set forth in Schedule A hereto; provided, however, that any notice to an Underwriter pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Underwriter.

12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective personal representatives and successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

13. Representation. The Representatives will act for the several Underwriters in connection with the transactions contemplated by this Agreement, and any action under this Agreement taken by (a) the Representatives jointly or (b) by CSFB and J.P. Morgan, acting together, will be binding upon all the Underwriters. Dennis Highby, Ralph W. Castner and Steve Murray will act for the Selling Stockholders in connection with such transactions, and any action under or in respect of this Agreement taken by Dennis Highby, Ralph W. Castner or Steve Murray will be binding upon all the Selling Stockholders.

14. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

15. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws.

The Company hereby submits to the non-exclusive jurisdiction of the federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

If the foregoing is in accordance with the Representatives’ understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement among the Selling Stockholders, the Company and the several Underwriters in accordance with its terms.

Very truly yours,

CABELA’S INCORPORATED

By:
Name: Title:

THE SELLING STOCKHOLDERS LISTED ON SCHEDULE A TO THIS AGREEMENT

By:
Name: Title: Attorney-in-Fact

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

CREDIT SUISSE FIRST BOSTON LLC

J.P. MORGAN SECURITIES INC.

WACHOVIA CAPITAL MARKETS, LLC

STEPHENS INC.

WILLIAM BLAIR & COMPANY, L.L.C.

Acting on behalf of themselves and as the Representatives of the several Underwriters.

By CREDIT SUISSE FIRST BOSTON LLC

By:
Name: Title:

SCHEDULE A

Selling Stockholder	Number of Firm Securities to be Sold	Number of Optional Securities to be Sold

Total

SCHEDULE B

Underwriter	Number of Firm Securities to be Purchased
Credit Suisse First Boston LLC
J.P. Morgan Securities Inc.
Wachovia Capital Markets LLC
Stephens Inc.
William Blair & Company, L.L.C.

Total	7,812,500

SCHEDULE C

Subsidiaries of the Company

SCHEDULE D

Stockholders and Optionholders of the Company Signing Lockup Letters